DEFERRED BONUS PLAN
                                       OF
                       HYDROCHEM INDUSTRIAL SERVICES, INC.

                           PURPOSE AND EFFECTIVE DATE

        The purpose of the Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Company. It is the intention of the Company that the Plan be administered as an unfunded plan for such select highly compensated, key management employees who become Participants. The effective date of this Plan is May 1, 1999.

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

1.1 Definitions. For purposes of the Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

        (a) "Acceleration Event" shall mean either the termination without Cause of a Participant's employment with the Company at any time within one year after the effective date of a Change in Control, the death of a Participant, or the Participant's becoming Disabled.

        (b) "Accumulated Base Interest Rate Balance" shall mean a Participant's Deferred Bonus plus interest thereon at the Base Interest Rate compounded annually from the Credit Date. The Accumulated Base Interest Rate Balance as of each Anniversary Date from the first Anniversary Date to the fourth Anniversary Date shall be set forth in each Participation Agreement for illustrative purposes only.

        (c) "Accumulated Bonus Interest Rate Balance" shall mean a Participant's Deferred Bonus plus interest thereon at the Bonus Interest Rate compounded annually from the Credit Date. The Accumulated Bonus Interest Rate Balance as of each Anniversary Date from the first Anniversary Date to the seventh Anniversary Date shall be set forth in each Participation Agreement for illustrative purposes only.

        (d) "Anniversary Date" shall mean the same month and day as the Credit Date in each calendar year following the year of the Credit Date.

        (e) "Base Interest Rate" shall mean for a given Deferred Bonus an annual interest rate as set solely by the Board of Directors and as reflected in the Participation Agreement for such Deferred Bonus.

        (f) "Beneficiary" shall mean the person, persons, or estate of a Participant entitled to receive any benefits under a Participation Agreement subsequent to the death of a Participant.

        (g)    "Beneficiary   Designation"   shall  mean  the  form  of  written
               agreement attached hereto as Annex II, by which the Participant names the Beneficiary(ies).

        (h) "Board of Directors" shall mean the Board of Directors of the Company.

        (i) "Bonus Interest Rate" shall mean for a given Deferred Bonus an annual interest rate higher than the Base Interest Rate as set solely by the Board of Directors and as reflected in the Participation Agreement for such Deferred Bonus.

        (j) "Cause" shall mean (i) failure by a Participant to perform assigned duties in a manner which is satisfactory to the Company after appropriate notice by the Company to the Participant of such unsatisfactory performance, (ii) any fraud, misappropriation or embezzlement by the Participant which is related to the business or assets of the Company or any customer or supplier of the Company, or conviction for any felony, or (iii) any act or action involving moral turpitude or reflecting negatively on the Company.

        (k) "Change In Control" shall mean any situation where (i) any person other than the current stockholders of Holding or the Company becomes the beneficial owner of securities of Holding or the Company representing fifty percent or more of the combined voting power of the then outstanding securities of either Holding or the Company, (ii) there is a merger or consolidation involving Holding or the Company in which neither of them is the surviving entity, or (iii) either Holding or the Company sells substantially all of its assets to a person other than an associate or affiliate of either of them. For the purposes hereof, the term "person" or "persons" shall mean individuals, groups, corporations, partnerships, or other entities.

        (l)    "Company" shall mean HydroChem Industrial Services, Inc.

        (m) "Credit Date" shall mean the effective date of declaring each Deferred Bonus.

        (n) "Deferred Bonus" shall mean (i) for any awards in calendar year 1999, an amount to be determined by the Board of Directors in its sole discretion for each Participant, and (ii) in all subsequent calendar years, an amount equal to at least one half of Participant's bonus for the previous calendar year under the Participant's applicable bonus plan. The amount of any Deferred Bonus awarded to any Participant shall be set forth in such Participant's Participation Agreement for that Deferred Bonus.

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

        (o)    "Disabled"  shall  mean  that a  Participant  is, on the basis of medical evidence satisfactory to the Company, totally and permanently unable, as a result of bodily injury or disease, to engage in any further employment whatsoever.

        (p) "Employee" shall mean any person who is in the regular full time employment of the Company as determined by the personnel rules and practices of the Company. The term does not include persons who are retained by the Company as consultants or through labor service companies.

        (q) "Extended Deferral Election" shall mean, with respect to any Deferred Bonus, the decision of a Participant, made within thirty-six (36) months of the Credit Date of such Deferred Bonus, to defer distribution thereof from the Short Term Distribution Date to the Long Term Distribution Date.

        (r)    "Holding"   shall  mean  HydroChem  Holding,  Inc.,   the  parent
               corporation of the Company.

        (s)    "Long Term Distribution Date" shall mean the seventh  Anniversary
               Date.

        (t) "Participant" shall mean an Employee who is selected and elects to participate in the Plan through the execution of a Participation Agreement in accordance with the provisions of
               Article II.

        (u) "Participation Agreement" shall mean the form of written agreement, attached hereto as Annex I, which is entered into from time to time between the Company and an Employee selected to become a Participant as a condition to participation in the Plan. There shall be a separate Participation Agreement for each Deferred Bonus that may be awarded to a given Participant.

        (v) "Plan" shall mean the Deferred Bonus Plan of HydroChem Industrial Service, Inc. as amended from time to time.

        (w) "Short Term Distribution Date" shall mean the fourth Anniversary Date from the Credit Date.

1.2 Construction. The masculine gender when used herein shall be deemed to include the feminine gender, and the singular may include the plural unless the context clearly indicates to the contrary.


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



                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1 Term. The initial term of this Plan shall be from January 1, 1999 to December 31, 2000. Thereafter it may be extended in the sole discretion of the Board of Directors. Notwithstanding anything herein to the contrary, after the expiration or termination of the Plan, all obligations with respect to any then existing Participation Agreement shall continue in full force and effect.

2.2 Eligibility. In order to be a Participant in the Plan, an Employee must be selected by the Board of Directors. The Board of Directors, in its sole and absolute discretion, shall determine the Employees who shall be Participants subject to section 2.4 herein, and the applicable Base Interest Rate and Bonus Interest Rate for each Deferred Bonus. Only Employees who are highly compensated, key management employees shall be eligible for consideration by the Board of Directors to be Participants.

2.3 Participation Agreement. There shall be a separate Participation Agreement for each Deferred Bonus granted to any Participant in a given calendar year. Each such Participation Agreement shall set forth the amount of the Deferred Bonus, the Credit Date, the Base Interest Rate, the Bonus Interest Rate, and the Short and Long Term Distribution Dates applicable to such Deferred Bonus. As a condition precedent to becoming a Participant with respect to each Deferred Bonus that an Employee may be awarded, he shall sign and return to the Company a Participation Agreement agreeing to be bound by the terms thereof and of this Plan.

2.4 Initial Participants. Any Employee selected to be a Participant in calendar year 1999 shall be awarded a Deferred Bonus at that time, and subject to continuing as an Employee of the Company, shall also be awarded a Deferred Bonus in calendar year 2000 equal to at least one half of the Participant's annual performance bonus for 1999. Other than as set forth in this section 2.4, the awarding of a Deferred Bonus for any given calendar year of the Plan shall not mean that a given Participant will be awarded a Deferred Bonus in any subsequent years of the Plan. If the Plan is continued past December 31, 2000, the awarding of any further Deferred Bonuses shall be in the sole and absolute discretion of the Board of Directors.


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



                                   ARTICLE III
                                     VESTING

3.1 Vesting of the Deferred Bonus. For as long as any Participant remains an Employee, each Deferred Bonus that may be awarded to him shall vest in accordance with the following schedule:

               Date                             Percentage Vested
               ----                             -----------------

               First Anniversary Date              25%

               Second Anniversary Date             50%

               Third Anniversary Date              75%

               Fourth Anniversary Date             100%


        Upon termination of a Participant's employment with the Company for any reason whatsoever, he shall at such time be vested in each Deferred Bonus that may be awarded to him based upon the applicable vesting percentage on the Anniversary Date immediately preceding the date of such termination of employment. If there is a termination of employment prior to the first Anniversary Date of any Deferred Bonus that may be awarded to him, then there shall be no vesting whatsoever in that Deferred Bonus. If there is a termination of employment after the first Anniversary Date and before the fourth Anniversary Date, then any unvested portion of the applicable Deferred Bonus shall be forfeited.


3.2 Accelerated Vesting. Notwithstanding anything herein to the contrary, a Participant shall become one hundred percent (100%) vested in Each Deferred Bonus that may be awarded to him upon the occurrence of an Acceleration Event which occurs while the Participant is an Employee.



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



                                   ARTICLE IV
                           EXTENDED DEFERRAL ELECTION
                          AND PAYMENT OF DEFERRED BONUS

4.1 Extended Deferral Election. Within the first thirty-six (36) months of the Credit Date, but in no event later than the third Anniversary Date of the Credit Date, a Participant may make an Extended Deferral Election with respect to any particular Deferred Bonus. Such election must be made in writing, addressed to the General Counsel of the Company. If the Participant does not make such election before the third Anniversary Date, he will be deemed to have elected to receive his Accumulated Base Interest Rate Balance on the Short Term Distribution Date. A Participant who elects to make an Extended Deferred Election shall receive his Accumulated Bonus Interest RateBalance on the Long Term Distribution Date, or, in the event an Acceleration Event occurs prior to the Long Term Distribution Date, upon the occurrence of an Acceleration Event. The actual payment of any Deferred Bonus on the Short Term Distribution Date, the Long Term Distribution Date or at any other time shall be subject to all other terms and conditions of this Plan.

4.2 Payment of Deferred Bonus. The vested portion of each Deferred Bonus that any Participant may be awarded shall be paid by the Company to the Participant as follows:

        (i) General - No Extended Deferral Election. If a Participant (a) has not made an Extended Deferral Election and (b) remains employed through the Short Term Distribution Date, then the Company shall pay the Participant at such time the Accumulated Base Interest Rate Balance as of the fourth Anniversary Date, which amount shall represent the Deferred Bonus plus interest thereon compounded annually at the Base Interest Rate.

        (ii) General - Extended Deferral Election. If a Participant (a) has made an Extended Deferral Election and (b) remains employed through the Long Term Distribution Date, then the Company shall pay the Participant at such time the Accumulated Bonus Interest Rate Balance as of the seventh Anniversary Date, which amount shall represent the Deferred Bonus plus interest thereon compounded annually at the Bonus Interest Rate.

        (iii) Acceleration Event. Notwithstanding anything herein to the contrary, if there is an Acceleration Event while the Participant is an Employee, then, within a reasonable time thereafter, the Company shall pay to the Participant or his Beneficiary, as the case may be, the full amount of the Deferred Bonus plus interest thereon through the date of payment at the Bonus Interest Rate.

        (iv) Termination of Employment. Notwithstanding anything herein to the contrary, if a Participant's employment with the Company terminates for any reason whatsoever other than for an Acceleration Event, then for a Participant who has not made an Extended Deferral Election, the Company shall pay to the Participant on the Short Term Distribution Date without interest the portion of his Deferred Bonus that was vested as of the date of such termination of employment. If such Participant has made an Extended


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

        Deferral Election, then the portion of his Deferred Bonus that was vested as of the date of such termination of employment shall be payable on the Long Term Distribution Date without interest, except in the case where the Company has terminated the Participant's employment without Cause in which event such vested portion shall be payable on the Long Term Distribution Date with interest at the Bonus Interest Rate.

        4.3 Right of Offset. Notwithstanding anything herein to the contrary, the Company shall have a right of offset with respect to any payments due to a Participant under the Plan or any Participation Agreement for any amounts which may be owed by the Participant to the Company at the time of such payment.


                                    ARTICLE V
                                   BENEFICIARY

     A Participant shall designate his Beneficiary(ies) to receive a distribution under a Participation Agreement by completing the Beneficiary Designation. Such designation must be made in writing, addressed to the General Counsel of the Company, using the Beneficiary Designation form. If more than one Beneficiary is named, the shares and/or precedence of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Company a new Beneficiary Designation. If a Participant has failed to name a Beneficiary, or if a Beneficiary to whom all or a share of any benefit would be payable has died, then all or the applicable portion of any benefits shall be paid to the Participant's estate. If the Company has any doubt as to the proper Beneficiary or estate to receive payments hereunder, it shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made by the Company in good faith and in accordance with the provisions of this Plan and a Participant's Participation Agreement and Beneficiary Designation shall fully discharge the Company from all further obligations with respect to such payment.



                                   ARTICLE VI
                               SOURCE OF BENEFITS

6.1 Benefits Payable from General Assets. Amounts payable hereunder shall be paid exclusively from the general assets of the Company, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, or other asset of the Company that may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by the Plan and each Participation Agreement.

6.2 Investments to Facilitate Payment of Benefits. Although the Company is not obligated to purchase any insurance policy or invest in any specific asset or fund in order to provide the means for the payment of any liabilities under this Plan, the Company may elect to do so and, in such event, no Participant shall have any interest whatever in any such insurance policy, asset or fund. By executing and delivering a Participation Agreement, a Participant understands and agrees that (i) he will cooperate with the Company in any attempts by the Company to obtain any such insurance policy, and (ii) his participation, in any way, in the acquisition of any such insurance policy or any other specific asset or fund by the Company shall not constitute a representation to the Participant or his Beneficiary, his designated recipient, or any person claiming through the Employee that any of them has a special or beneficial interest in such insurance policy or specific asset or fund.

6.3 Company Obligation. The Company shall have no obligation of any nature whatsoever to a Participant under this Plan or a Participant's Participation Agreement, except as otherwise expressly provided herein and in such Participation Agreement.

                                   ARTICLE VII
                         NO EMPLOYMENT CONTRACT CREATED

        Neither this Plan nor a Participant's Participation Agreement(s), either singularly or collectively, in any way, shall (i) obligate the Company to continue the employment of a Participant with the Company, or (ii) limit the right of the Company at any time and for any reason to terminate the Participant's employment. In no event shall this Plan or any Participation Agreement(s), either singularly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company and a Participant.


                                  ARTICLE VIII
                          OTHER BENEFITS AND AGREEMENTS

        The benefits provided for a Participant and his Beneficiary hereunder and under such Participant's Participation Agreement(s) are in addition to any other benefits available to such Participant under any other program or plan of the Company for its employees, and, except as may otherwise be expressly provided for, this Plan and Participation Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other program or plan of the Company. Moreover, benefits under this Plan and Participation Agreements entered into hereunder shall not be considered compensation for the purpose of computing deferrals or benefits under any plan maintained by the Company that is qualified under Section 401 (a) of the Internal Revenue Code of 1986, as amended.


                                   ARTICLE IX
                     RESTRICTIONS ON ALIENATION OF BENEFITS

        No right or benefit under this Plan or a Participation Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit hereunder or under any Participation Agreement shall in any manner be liable for or subject to the debts, contract, liabilities, or torts of the person entitled to such benefit. If any Participant or Beneficiary under this Plan or a
Participation Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit hereunder or under any Participant Agreement, then such right or benefit shall, in the discretion of the Company, terminate, and, in such event, the Company shall hold or apply the same or any part thereof for the benefit of such Participant or Beneficiary, his spouse, children, or other dependents or any of them, in such manner and in such portion as the Company, in its sole and absolute discretion, may deem proper.


                                    ARTICLE X
                                  MISCELLANEOUS

10.1 Execution of Receipts and Releases. Any payment to any Participant, a Participant's legal representative or Beneficiary in accordance with the provisions of this Plan or Participation Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company. The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

10.2 Notice. Any notice which shall or may be given under this Plan or a Participation Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                       HydroChem Industrial Services, Inc.
                               900 Georgia Avenue
                             Deer Park, Texas 77536
                           Attention: General Counsel

        or, if notice to a Participant, addressed to the address shown on such Participant's Participation Agreement. Either the Company or a Participant may change its or his address for notice by giving appropriate notice under this Section 10.2

10.3 Effect of Provisions. The provisions of this Plan and of any Participation agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, his Beneficiary, assigns, heirs, executors and administrators.

10.4 Headings. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Participant Agreement executed hereunder.

10.5 Governing Law. The Plan and each Participation Agreement shall be governed by the laws of the State of Texas, without regard to the principles of conflicts of law embodied therein that might refer construction of such provisions to the laws of another jurisdiction.


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

        IN WITNESS WHEREOF, the Company has executed this Deferred Bonus Plan as of the effective date first herein above set forth.

                                       HydroChem Industrial Services, Inc.


                                       By: /s/ B. Tom Carter, Jr.
                                       --------------------------
                                           B. Tom Carter, Jr.
                                           Chairman and Chief Executive Officer



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